Exhibit 99.2

November 8, 2017 Natera, Inc. Q3 2017 Earnings Call

Safe Harbor This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the market opportunity, products, commercial partners, user experience, clinical trials, financial performance, strategies, anticipated future performance and general business conditions of Natera, Inc. (“Natera”, the “Company”, “we” or “us”), are forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in achieving the financial guidance provided; we may be unable to further increase the use and adoption of Panorama, through our direct sales efforts or through our laboratory partners, or to develop and successfully commercialize new products, including our cancer products; we have incurred losses since our inception and we anticipate that we will continue to incur losses for the foreseeable future; our quarterly results may fluctuate significantly; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate, and even if the market in which we compete achieves the forecasted growth, our business could fail to grow at similar rates; we may be unable to compete successfully with either existing or future prenatal testing products or other test methods; we may not be successful in commercializing our cloud-based distribution model; our products may not perform as expected; the results of our clinical studies may not support the use of our tests, particularly in the average-risk pregnancy population or for microdeletions screening, or may not be able to be replicated in later studies required for regulatory approvals or clearances; if our sole CLIA-certified laboratory facility becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; our cord blood and tissue banking activities are subject to regulations that may impose significant costs and restrictions on us; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand third-party payer coverage and reimbursement for Panorama and our other tests, and we may be required to refund reimbursements already received; third-party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors, such as the increased focus by third-party payers on requiring that prior authorization be obtained prior to conducting a test; if the FDA were to begin actively regulating our tests, we could incur substantial costs and delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post-market controls; we could be subject to third party claims of intellectual property infringement, which could result in litigation or other proceedings and could limit our ability to commercialize our products or services; and any failure to obtain, maintain, and enforce our intellectual property rights could impair our ability to protect our proprietary technology and our brand. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Form 10-Q for the quarter ended September 30, 2017. Further information on potential risks that could affect actual results will be included in other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us can be read and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 or on the Internet at http://www.sec.gov.Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our common stock is listed on the NASDAQ Global Select Market, and these reports, proxy statements and other information are also available for inspection at the offices of the NASDAQ Stock Market, Inc. located at 1735 K Street, NW, Washington, D.C. 20006. We will provide without charge upon written or oral request a copy of any or all of the documents that are incorporated by reference into this prospectus, other than exhibits which are specifically incorporated by reference into such documents. Requests should be directed to our Investor Relations department at Natera, Inc., 201 Industrial Road, Suite 410, San Carlos, California 94070. Our telephone number is (650) 249-9090. 2

Recent Highlights Processed 130,400 tests in Q3 2017, 15% growth vs. Q3 2016 Panorama®: approximately 91,200 tests processed, 4% growth YoY HorizonTM: approximately 32,800 tests accessioned, 60% growth YoY Launched new Panorama capability for screening twins pregnancies First NIPT that can determine whether twins are identical or fraternal as early as nine weeks' gestation Total revenues of $56.7M in Q3 2017, up 6% from Q2 2017 Revenues grew 5% vs. Q3 2016 despite adoption of in-network pricing Gross margins of 39% in Q3 2017, up 340 basis points from Q2 2017 SignateraTM oncology research use application launch underway Signed agreements for 8 pilot studies with leading pharmaceutical companies for Signatera research use tool Multiple studies underway in support of broad CLIA launch expected in 2018 3

2015 2016 2017 YTD Annualized Direct Units (in 000s) Per Direct Sales Rep Sales Rep Productivity Growth 4 Supplementing core products Continued menu differentiation Pricing transparency tools Further redraw rate reductions Rounding out NIPT product offering

Driving Growth in Core Products 4% 60% 5 Processed Units Accessioned Units 20,500 32,800 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 Q3 2016 Q3 2017 87,400 91,200 70,000 75,000 80,000 85,000 90,000 95,000 Q3 2016 Q3 2017

The only NIPT to provide zygosity that may help triage high-risk twin pregnancies T21, T18, T13 with sensitivity and specificity > 99%* Zygosity with sensitivity and specificity > 99%* Monochorionic pregnancies are at high-risk for complications 1 out of 5 monochorionic pregnancies misclassified as dichorionic** Individual fetal fractions for DZ twins Fetal sex for each twin * Natera validation data. Manuscript in preparation ** Blumenfeld, Y. J., et al., J Ultrasound Med. 2014 Dec; 33(12): 2187–2192. 6

Medicaid Continues to Expand Note: comparisons to Q2FY16 based on Natera data available Increased NIPT coverage Since Q2FY16, 13 new states have begun providing coverage for high risk NIPT Increased published pricing Since Q2FY16, 15 new states have formally included NIPT on their fee schedule Increased credentialed status Since Q2FY16, Natera has gained credentialed status in 8 new states 23 10 38 7 36 25 46

Product Personalized Enrichment technology mPCR Hybrid capture Genome coverage 3-5 kb (>16 targets) Scalable to hundreds 75 - 250 kb NGS coverage > 100,000X 8,000 – 10,000X COGS < $200 Estimated $500 - $1500 Signatera (RUO) Advantages 1Abbosh. Nature 2017. 2Lanman. PLOS One 2015. 3Newman, Diehn. Nature Medicine 2014. 4Newman, Diehn. Nature Biotech 2016. 1 & Personalized and scalable High sensitivity and specificity Others2,3,4 Detects variant allele frequencies (VAF) down to 0.01%—one mutant copy in a background of 10,000 genomic copies1 Proprietary DNA library prep creates multiple copies of each specimen, ability to run multiple different tests & 8

Pharma Market Bearing Fruit Within 3 months of RUO launch, signed 6 pilot deals with leading pharmaceutical companies Expected applications in pharma: Earlier treatment opportunity, upon molecular relapse Earlier assessment of therapy response, esp. in immunotherapy Longitudinal tracking of patient-specific neoantigens, following treatment with personalized therapies Optimizing patient selection to improve drug performance Clinical trial endpoint alongside RECIST imaging criteria 9

Signatera for Recurrence Monitoring Standard of Care Surveillance Patient following Surgery and/or Adjuvant Chemo No ctDNA detected ctDNA detected Early treatment with systemic agent Increase Imaging Example: Lung cancer Unmet Need: 5-year survival in regionally advanced lung cancer is low at 29%.* Identification of molecular relapse can drive future studies of early intervention with targeted or immunotherapy. Also current imaging tools MRI and PET are expensive and/or involve radiation. Market size: 281,000 5-year prevalence, Stage I-III in US*; blood draws every 3-6 months. Clinical/Economic Impact: Reduction in use of MRI and PET scans. Earlier intervention may improve survival. Clinical Evidence: TRACERx study with 93% sensitivity and zero false positives in detecting disease recurrence, up to 11 months before clinical diagnosis. *Source: SEER database Reduced PET imaging 10

Signatera in the Adjuvant Setting


Previously Diagnosed Cancer Patient
Curative-intent Surgery
signatera
No Residual Disease
Residual Disease
Surveillance
Adjuvant Chemotherapy

Example: Colorectal cancer

Unmet Need: ~20% of Stage II CRC patients receive adjuvant chemo in US, but only 2-4% will benefit.(1) NCCN guidelines ambiguous about who should receive therapy.

Market size: 30,000 patients per year in US(2)

Clinical/Economic Impact: Give therapy to those patients with residual disease who need it, and avoid unnecessary treatment for those who do not need it. Also help physicians decide how long to extend the treatment.

Clinical Evidence: Retrospective study with Aarhus will correlate ctDNA levels with relapse-free survival in 130 patients with CRC.

(1) O'Connon et al, JCO. 2010
(2) SEER database

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*Based on prevalent population which has received a treatment with the intent to cure (~87% of total prevalent), 2 tests a year Assumes incidence of ~1.7M new cancer cases annually (SEER data), 50% eligible for treatment monitoring with 5 tests per diagnosis at $500 / test Sources: SEER Data, L.E.K. Interviews and Analysis Company Estimates Not for further reproduction or use Indications with sample collection efforts underway 12 Signatera U.S. TAM in Recurrence Monitoring/MRD > $12B* Incremental TAM >$2B for monitoring treatment response

Average Selling Prices Stable Multi-year, fixed price payer contracts Increasing average risk NIPT coverage Increasing coverage for microdeletions Broader Medicaid coverage Shift from procedure code to NIPT code In-network shift Shift from procedure code to microdeletions code Total revenues / tests accessioned Three Distinct Pricing Headwinds Pricing Drivers Going Forward 13 $0 $1,000 2014 2015 2016 2017E 2018E 2019E

Significant Earnings Potential Embedded in Current Volumes Estimated Quarterly Un-Reimbursed Test Volume Expected Future ASP Estimated Revenues & Cash Flow from Un-Reimbursed Volume Average Risk NIPT 28,000 $450 $12MM Microdeletions 41,000 $300 - $600 $12MM - $24MM Total per quarter 69,000 14 $24MM - $36MM

Q1 2015 Q3 2017 R&D Investments Driving Strong Returns Q2 2018E ~ Blended COGS Trajectory $106 savings x 490,000 tests / year = $53MM annual savings ~50% ROIC on all R&D spend since Q1 2015 15 $388 $282 $250 0 100 200 300 400 500

Q3 2017 Financial Overview Average selling price changes, growth in Horizon volumes primary drivers of change vs Q3 2016 P&L Q3’17 Q3’16 Change Horizon Revenue $16.9 $12.2 $4.7 Panorama Revenue $35.7 $38.1 ($2.4) Total Revenue $56.7 $53.9 $2.8 Gross Margin%* 39% 36% 340 bps R&D $12.6 $11.3 $1.3 SG&A $34.5 $34.9 ($0.4) Net Loss Per Diluted Share ($0.51) ($0.50) ($0.01) Balance Sheet Sep 30, 2017 Jun 30, 2017 Change Cash & Investments 1 $146.6 $103.2 $43.4 UBS Line of Credit $50.1 $50.0 $0.1 Orbimed Debt Facility $73.2 -- $73.2 ($ in millions, except for per share data) 1 Cash and investments also include short-term and long-term restricted cash. 16

2017 Guidance Update ($ in millions) Current Previous Revenue $212 - $220 $210 - $230 Gross Margin % Revenue 35% - 37% 35% - 40% SG&A $135 - $140 $135 - $140 R&D $45 - $50 $45 - $50 Cash Burn $80 - $90 $65 - $75 17

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